UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)

ANNUAL REPORT
November 30, 2015

Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

January 15, 2016

Dear Shareholders:

We are pleased to present the Capital Innovations Global Agri, Timber, Infrastructure Fund’s (“the Fund”) Annual report covering the period from December 1, 2014 through November 30th, 2015.

The Fund’s no load Institutional share class (INNNX) returned -14.92% net of expenses for the one-year period ending November 30th, 2015. For the same respective time period, this can be compared to the return of the following index (without deduction for fees, expenses or taxes): the Standard & Poors (“S&P”) Global Natural Resources Sector Index -22.89%.

As of November 30, 2015, the Fund invested 42.89% of net assets in Infrastructure holdings, 29.04% of net assets in Timber holdings and 27.29% in Agribusiness holdings. In accordance with the Fund prospectus, we maintain the allocations to Global Infrastructure, Global Timber and Global Agribusiness holdings within specified ranges, although actual allocations may vary at any time and may move and remain outside of these ranges (although each allocation will not be less than 25%) due to market movements, cash flows into or out of the Fund and other factors.

The Fund’s fiscal year commenced on December 1st, 2014 and at that time, the global economy was beginning a pullback which was prompted by a number of fears mostly related to the effects of the sharp decline in oil, global credit markets, and global currency issues. Our fundamental 2015 themes included continued growth of the U.S. economy, the start of Fed rate hikes, and uneven global growth combining in the materialization of a longer, but flatter, business cycle over the course of the year. With the value of the U.S. dollar strengthening, U.S. exports were getting more expensive overseas. Globally, deflationary pressures were present with prices in the Eurozone falling. Our asset allocation views were governed by our 2015 economic thesis, but we remained heedful of the risks throughout the period.

Throughout the course of the year, main themes affecting the Fund were the strong U.S. dollar, weak oil and energy sectors, monetary policy movements globally, and merger and acquisition activity within the infrastructure, timber and agribusiness sectors. Tactical allocation within the Fund provided strong outperformance to the benchmark for each fiscal quarter as well as the annual period.

During the first fiscal quarter, timber and agribusiness holdings began a solid year in the first quarter with top contributors to Fund performance including: RockTenn Company, Agrium, and CVR Partners. The Fund’s bottom contributors included three global holdings: TransCanada Corporation, BRFS S.A., and Sasol. At the end of first quarter, we saw the fundamental backdrop of the containerboard and packaging industry continuing to improve, oil to continue to be under pressure due to supply, and the U.S. dollar trends holding higher.

Within the second quarter of 2015, global policy stimulus propped equity markets up and kept volatility down. The global deflation panic appears to be over, and as data improves through the summer we see equities leading bonds, with U.S. and European indices leading the way. With this backdrop, the Fund’s top contributing holdings included global holdings Syngenta SA, Guangshen Railway, and Bunge Ltd.

As we moved into the third and fourth quarter of 2015, we experienced an increase in overall market volatility across all sectors. Many factors contributed to global stock markets’ volatile performance during the period. Concerns about global recovery were top of mind for many investors. China’s slowdown impacting overall demand for commodities, and emerging markets that are dependent on commodity exports were struggling. Merger and acquisition activity increased over the later half of the annual period including the merger of RockTenn Company and MeadwestVaco, Weyerhaueser Company and Plum Creek Timber, and Energy Transfer Equity L.P and the Williams Company.

Looking forward to year-end 2015 and 2016, our economic base case is that global GDP growth will be slightly better than in 2015 and that global industrial production growth will be significantly better. We expect headline inflation in many economies to rebound from the commodity price shock, but we do not foresee a sharp trend higher in developed market core inflation. We expect the Federal Reserve to hike interest rates from the current 0 basis points to 25 basis points (0%-0.25%) range by the end of 2016, while the Bank of Japan and European Central Bank maintain their biases toward additional easing. We also expect Chinese growth to rebound modestly in the first half of 2016 and avoid an abrupt negative shock to growth, but this will occur amid a continued adjustment to slower growth trends.

We believe that overall 2016 can be an attractive investment environment for globally listed equities in the agribusiness, timber, and infrastructure sectors. We see an extension of the business cycle as crucial. With valuations no longer cheap and corporate profit margins under pressure in many markets, economic growth is needed to boost revenues. We expect modest gains for most equity markets in 2016. However, after a five-year descending trend in commodities, we see a foundation forming in the sector. In addition, in the last year we have seen a collapse in the market’s global inflation expectations, with consensus estimates now modeling many years of low inflation and sluggish growth - essentially extrapolating the current environment forward. As a result, real asset valuations have been driven to extreme levels: commodities returns relative to stocks are at their lowest level in decades, while dividend yields for many natural resource companies are at multi-decade highs, indicating large risk premiums. Based on the extreme pessimism in the market, we believe even modest improvements in fundamentals could drive valuations higher.

Summary:

Overall we believe that success in global investing for 2016 will be tied to tactical allocation, stronger global growth and a potential rise in inflationary pressures. In closing, Capital Innovations was pleased with overall performance of the Fund in 2015.

We believe the Fund is well positioned to take advantage of the enduring and fundamental needs of today’s global population – Food, Forest and Fuel. We are hopeful that shareholders will be rewarded for their patience over the coming years.

We value your trust and confidence in the Fund, and thank you for your support.

Sincerely,

Michael D. Underhill	Susan L. Dambekaln
Chief Investment Officer	Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

IMPORTANT RISKS AND DISCLOSURES:

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: The Fund’s concentration in the infrastructure, timber, and agribusiness industries may present more risks than if the portfolio were broadly diversified over numerous industries, and the factors affecting the companies in each industry may have a significant effect on the Fund’s performance. The Fund invests in foreign securities, which may be more volatile than securities of the U.S. The Fund invests in Master Limited Partnerships (MLPs), which involve additional risks including, but not limited to, regulatory risk and tax risk. Accordingly, the Fund may not be suitable for all investors.

The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. One cannot invest in an index.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares, made at its inception, with a similar investment in the S&P Global Natural Resources Sector Index, the S&P Global Agribusiness Equity Index, the S&P Global Timber and Forestry Index, and the S&P Global Infrastructure Index. Results include the reinvestment of all dividends and capital gains.

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The S&P Global Agribusiness Equity Index includes 24 of the largest publicly-traded agribusiness companies from around the world. The S&P Global Timber and Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management of the upstream supply chain of forests and timberlands. The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2015	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-15.14%	0.44%	0.48%	09/28/12
Class C²	-15.76%	-0.34%	-0.29%	09/28/12
Institutional Class³	-14.92%	0.66%	0.72%	09/28/12
After deducting maximum sales charge
Class A¹	-20.01%	-1.52%	-1.38%	09/28/12
Class C²	-16.59%	-0.34%	-0.29%	09/28/12
S&P Global Natural Resources Sector Index	-22.89%	-9.45%	-9.41%	09/28/12
S&P Global Agribusiness Equity Index	-11.16%	4.04%	4.30%	09/28/12
S&P Global Timber & Forestry Index	0.86%	8.37%	9.53%	09/28/12
S&P Global Infrastructure Index	-9.64%	6.49%	6.20%	09/28/12

Capital Innovations Global Agri, Timber, Infrastructure Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 990-9950.

Gross and Net Expense Ratios for Class A shares were 3.54% and 1.60% respectively, for the Class C shares were 4.29% and 2.35%, respectively, and for the Institutional Class shares were 3.29% and 1.35% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the Class A shares, Class C shares and Institutional shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until March 31, 2016, an d it may be terminated before that date only the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three full fiscal years following the fiscal year in which such reimbursements occurred.

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase for Class C shares.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 99.8%
	AGRIBUSINESS – 27.5%
	AGRICULTURE – 2.7%
490	Adecoagro S.A.*1	$5,512
1,645	Archer-Daniels-Midland Co.	60,026
1,170	Bunge Ltd.[1]	77,934
		143,472
	CHEMICALS – 15.1%
1,240	Agrium, Inc.[1]	122,425
2,280	CF Industries Holdings, Inc.	105,199
4,250	CVR Partners LP	36,720
1,600	EI du Pont de Nemours & Co.	107,744
1,600	Monsanto Co.	152,256
3,296	Mosaic Co.	104,286
4,520	Potash Corp. of Saskatchewan, Inc.[1]	91,394
1,259	Syngenta A.G. - ADR[1]	93,179
		813,203
	FOOD – 5.9%
5,940	BRF S.A. - ADR[1]	84,586
2,230	Calavo Growers, Inc.	126,173
5,090	Cosan Ltd.[1]	19,342
900	Ingredion, Inc.	88,713
		318,814
	PHARMACEUTICALS – 3.8%
1,140	Mead Johnson Nutrition Co.	91,873
2,470	Zoetis, Inc.	115,349
		207,222
		1,482,711
	INFRASTRUCTURE – 43.1%
	DIVERSIFIED METALS & MINING – 5.9%
7,000	Alcoa, Inc.	65,520
4,500	BHP Billiton Ltd. - ADR[1]	120,060
7,095	Freeport-McMoRan, Inc.	58,037
2,200	Rio Tinto PLC - ADR[1]	72,776
		316,393
	ENGINEERING & CONSTRUCTION – 1.1%
395	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR[1]	59,653

	ENVIRONMENTAL CONTROL – 1.7%
1,750	Waste Management, Inc.	94,098

	GAS – 0.5%
420	National Grid PLC - ADR[1]	29,169

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	INTEGRATED OIL & GAS – 4.2%
4,240	BP PLC - ADR[1]	$146,704
1,570	Royal Dutch Shell PLC - Class A - ADR[1]	78,123
		224,827
	OIL & GAS – 9.3%
2,860	Anadarko Petroleum Corp.	171,314
2,750	Occidental Petroleum Corp.	207,872
2,524	Total S.A. - ADR[1]	124,812
		503,998
	OIL & GAS SERVICES – 4.1%
2,900	Schlumberger Ltd.[1]	223,735

	PIPELINES – 9.5%
5,000	EnLink Midstream Partners LP	74,600
2,850	Enterprise Products Partners LP	72,362
1,600	Genesis Energy LP	62,960
4,760	Kinder Morgan, Inc.	112,193
1,270	MarkWest Energy Partners LP	60,960
3,500	Williams Cos., Inc.	127,960
		511,035
	REITS – 0.3%
190	American Tower Corp.	18,882

	TELECOMMUNICATIONS – 4.7%
380	China Mobile Ltd. - ADR[1]	21,839
1,000	KT Corp. - ADR*1	13,300
2,350	Nippon Telegraph & Telephone Corp. - ADR[1]	87,584
1,670	Orange S.A. - ADR[1]	28,707
1,420	Telefonica S.A. - ADR[1]	17,423
2,460	Vodafone Group PLC - ADR[1]	82,558
		251,411
	TRANSPORTATION – 1.8%
150	Canadian Pacific Railway Ltd.[1]	22,121
2,000	Guangshen Railway Co., Ltd. - ADR[1]	50,560
250	Kansas City Southern	22,730
		95,411
	WATER UTILITIES – 0.0%
75	Veolia Environnement S.A. - ADR[1]	1,790
		2,330,402
	TIMBER – 29.2%
	BUILDING MATERIALS – 1.0%
100	Louisiana-Pacific Corp.*	1,840

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	TIMBER (Continued)
	BUILDING MATERIALS (Continued)
650	Universal Forest Products, Inc.	$50,219
		52,059
	FOREST PRODUCTS & PAPER – 11.7%
3,530	Domtar Corp.	145,048
7,913	Fibria Celulose S.A. - ADR[1]	115,134
9,100	Interfor Corp.*	93,828
2,610	International Paper Co.	109,176
4,100	West Fraser Timber Co., Ltd.	168,298
		631,484
	PACKAGING & CONTAINERS – 8.3%
5,940	KapStone Paper and Packaging Corp.	144,164
2,330	Packaging Corp. of America	158,417
2,880	WestRock Co.	145,814
		448,395
	REITS – 8.2%
1,770	Plum Creek Timber Co., Inc.	89,934
2,100	Potlatch Corp.	70,182
2,000	Rayonier, Inc.	48,260
7,380	Weyerhaeuser Co.	237,414
		445,790
		1,577,728
	TOTAL COMMON STOCKS (Cost $5,551,921)	5,390,841

	TOTAL INVESTMENTS – 99.8% (Cost $5,551,921)	5,390,841
	Other Assets in Excess of Liabilities – 0.2%	9,097

	TOTAL NET ASSETS – 100.0%	$5,399,938

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Chemicals	15.1%
Forest Products & Paper	11.7%
Pipelines	9.5%
Oil & Gas	9.3%
REITS	8.5%
Packaging & Containers	8.3%
Food	5.9%
Diversified Metals & Mining	5.9%
Telecommunications	4.7%
Integrated Oil & Gas	4.2%
Oil & Gas Services	4.1%
Pharmaceuticals	3.8%
Agriculture	2.7%
Transportation	1.8%
Environmental Control	1.7%
Engineering & Construction	1.1%
Building Materials	1.0%
Gas	0.5%
Water Utilities	0.0%
Total Common Stocks	99.8%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $5,551,921)	$5,390,841
Receivables:
Investment securities sold	78,959
Fund shares sold	925
Due from Advisor	16,314
Dividends and interest	19,639
Prepaid expenses	20,809
Total assets	5,527,487

Liabilities:
Payables:
Fund shares redeemed	34,480
Due to custodian	55,255
Distribution fees - Class A & Class C (Note 7)	678
Shareholder servicing fees (Note 6)	1,083
Audit fees	17,331
Administration fees	4,702
Custody fees	3,058
Fund accounting fees	1,809
Transfer agent fees	5,534
Chief compliance officer fees	2,205
Accrued other expenses	1,414
Total liabilities	127,549

Net Assets	$5,399,938

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,154,703
Accumulated net investment loss	(111,545)
Accumulated net realized loss on investments and foreign currency transactions	(482,140)
Net unrealized depreciation on investments	(161,080)
Net Assets	$5,399,938

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,756,144
Shares of benficial interest issued and outstanding	177,401
Redemption price[1]	9.90
Maximum sales charge (5.75% of offering price)[2]	0.60
Maximum offering price to public	$10.50

Class C Shares:
Net assets applicable to shares outstanding	$308,028
Shares of benficial interest issued and outstanding	31,550
Redemption price[3]	$9.76

Institutional Class Shares:
Net assets applicable to shares outstanding	$3,335,766
Shares of benficial interest issued and outstanding	336,487
Redemption price	$9.91

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $13,797)	$308,309
Interest	7
Total investment income	308,316

Expenses:
Advisory fees	131,221
Transfer agent fees and expenses	57,648
Fund administration fees	49,199
Registration fees	42,118
Fund accounting fees	28,014
Legal fees	21,864
Auditing fees	17,557
Custody fees	16,279
Chief Compliance Officer fees	16,263
Shareholder servicing fees (Note 6)	11,367
Shareholder reporting fees	6,931
Distribution fees - Class A (Note 7)	6,667
Trustees' fees and expenses	5,551
Distribution fees - Class C (Note 7)	5,409
Miscellaneous	2,663
Insurance fees	1,012

Total expenses	419,763
Advisory fees waived	(131,221)
Other expenses absorbed	(115,342)
Net expenses	173,200
Net investment income	135,116

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(197,574)
Foreign currency transactions	57
Net realized loss	(197,517)
Net change in unrealized appreciation/depreciation on:
Investments	(1,484,391)
Net change in unrealized appreciation/depreciation	(1,484,391)
Net realized and unrealized loss on investments and foreign currency	(1,681,908)

Net Decrease in Net Assets from Operations	$(1,546,792)

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2015	November 30, 2014
Increase (decrease) in Net Assets from:
Operations:
Net investment income	$135,116	$146,968
Net realized loss on investments and foreign currency transactions	(197,517)	(496,628)
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	(1,484,391)	844,308
Net increase (decrease) in net assets resulting from operations	(1,546,792)	494,648

Distributions to Shareholders:
From return of capital
Class A	-	(15,062)
Class C	-	(733)
Institutional Class	-	(32,182)
From net investment income:
Class A	(32,013)	(12,244)
Class C	(3,437)	(506)
Institutional Class	(100,601)	(27,499)
From net realized gain
Class A	-	(25,198)
Class C	-	(3,529)
Institutional Class	-	(24,267)
Total distributions to shareholders	(136,051)	(141,220)

Capital Transactions:
Net proceeds from shares sold:
Class A	243,958	3,305,759
Class C	4,143	20,000
Institutional Class	1,779,840	7,914,456
Reinvestment of distributions:
Class A	31,531	52,142
Class C	2,464	4,381
Institutional Class	97,384	82,448
Cost of shares redeemed:
Class A	(1,100,279)	(6,157,386)
Class C	(359,224)	(125,852)
Institutional Class	(9,919,217)	(971,095)
Net increase (decrease) in net assets from capital transactions	(9,219,400)	4,124,853

Total increase (decrease) in net assets	(10,902,243)	4,478,281

Net Assets:
Beginning of period	16,302,181	11,823,900
End of period	$5,399,938	$16,302,181

Accumulated net investment loss	$(111,545)	$(72,441)

Capital Share Transactions:
Shares sold:
Class A	21,244	282,071
Class C	383	1,696
Institutional Class	151,688	661,436
Shares reinvested:
Class A	3,097	4,367
Class C	254	373
Institutional Class	9,145	6,892
Shares redeemed:
Class A	(103,382)	(514,794)
Class C	(32,148)	(10,732)
Institutional Class	(882,873)	(82,279)
Net increase (decrease) from capital share transactions	(832,592)	349,030

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended	For the Year Ended	For the Year Ended	September 28, 2012* through
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period	$11.83	$11.49	$10.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.10	0.07	0.01
Net realized and unrealized gain on investments	(1.90)	0.34	1.43	0.01
Total from investment operations	(1.79)	0.44	1.50	0.02

Less Distributions:
From return of capital	-	(0.03)	-	-
From net investment income	(0.14)	(0.02)	(0.03)	-
From net realized gain	-	(0.05)	-	-
Total distributions	(0.14)	(0.10)	(0.03)	-

Net asset value, end of period	$9.90	$11.83	$11.49	$10.02

Total return [2]	(15.14%)	3.84%	14.98%	0.20%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,756	$3,033	$5,569	$14

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.67%	3.54%	6.82%	122.35%	[4]
After fees waived and expenses absorbed	1.60%	1.60%	1.60%	1.60%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.09%)	(1.06%)	(4.62%)	(120.45%)	[4]
After fees waived and expenses absorbed	0.98%	0.88%	0.60%	0.30%	[4]

Portfolio turnover rate	19%	24%	7%	3%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period September 28, 2012* through
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period	$11.69	$11.41	$10.01	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.03	0.02	(0.02)	(0.01)
Net realized and unrealized gain on investments	(1.87)	0.33	1.42	0.02
Total from investment operations	(1.84)	0.35	1.40	0.01

Less Distributions:
From return of capital	-	(0.01)	-	-
From net investment income	(0.09)	(0.01)	- [2]	-
From net realized gain	-	(0.05)	-	-
Total distributions	(0.09)	(0.07)	-	-

Net asset value, end of period	$9.76	$11.69	$11.41	$10.01

Total return [3]	(15.76%)	3.04%	14.03%	0.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$308	$737	$819	$7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.42%	4.29%	7.57%	123.10%	[5]
After fees waived and expenses absorbed	2.35%	2.35%	2.35%	2.35%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.84%)	(1.81%)	(5.37%)	(121.20%)	[5]
After fees waived and expenses absorbed	0.23%	0.13%	(0.15%)	(0.45%)	[5]

Portfolio turnover rate	19%	24%	7%	3%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period September 28, 2012* through
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period	$11.84	$11.50	$10.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.13	0.09	0.01
Net realized and unrealized gain on investments	(1.90)	0.34	1.43	0.02
Total from investment operations	(1.76)	0.47	1.52	0.03

Less Distributions:
From return of capital	-	(0.04)	-	-
From net investment income	(0.17)	(0.04)	(0.05)	-
From net realized gain	-	(0.05)	-	-
Total distributions	(0.17)	(0.13)	(0.05)	-

Net asset value, end of period	$9.91	$11.84	$11.50	$10.03

Total return[2]	(14.92%)	4.12%	15.15%	0.30%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,336	$12,532	$5,436	$256

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.42%	3.29%	6.57%	122.10%	[4]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.84%)	(0.81%)	(4.37%)	(120.20%)	[4]
After fees waived and expenses absorbed	1.23%	1.13%	0.85%	0.55%	[4]

Portfolio turnover rate	19%	24%	7%	3%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
The Capital Innovations Global Agri, Timber, Infrastructure Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximum total return through growth of capital, and secondarily seeks to provide current income to shareholders. The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class and commenced operations on September 28, 2012.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. At November 30, 2015, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2012-2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets. The Advisor engages Capital Innovations, LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until March 31, 2016 and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended November 30, 2015, the Advisor waived all its fees and absorbed other expenses totaling $246,563. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2015, the amount of these potentially recoverable expenses was $936,006. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

2016	$ 346,263
2017	288,011
2018	$ 246,563

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions and deferred sales charges from the Fund’s Class A and Class C Shares received by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended November 30, 2015 were as follows:

	Class A	Class C
Net Selling Commissions	$3,440	$-
Deferred Sales Charge	$-	$-

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year November 30, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$5,422,583
Gross unrealized appreciation	$616,866
Gross unrealized depreciation	(648,608)
Net unrealized depreciation on investments	$(31,742)

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated realized gain (loss) as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (50,043)	$ (38,169)	$ 88,212

As of November 30, 2015 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$63,620
Undistributed long-term gains	--
Tax accumulated earnings	63,620
Accumulated capital, other losses and partial MLP dispositions	(786,643)
Net unrealized depreciation on investments	(31,742)
Total accumulated earnings	$(754,765)

As of November 30, 2015, the Fund had a non-expiring, short-term capital loss carryover of $461,237. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$136,051	$76,036
Net long term capital gains	-	17,208
Total taxable distributions	136,051	93,244
Non-taxable distributions	-	47,976
Total distributions paid	$136,051	$141,220

Note 5- Investment Transactions
For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $2,235,324 and $10,949,994, respectively.

Note 6 – Shareholder Servicing Plan
Effective January 1, 2014, the Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Prior to January 1, 2014, the Plan provided for a fee at an annual rate of up to 0.10% of average daily net assets.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

For the year ended November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended November 30, 2015 HRC did not receive any sales charges or distribution fees from the Distributor pursuant to the wholesaling agreement.

For the year ended November 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$5,390,841	$-	$-	$5,390,841
Total Investments	$5,390,841	$-	$-	$5,390,841

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

The Fund declared the payment of a distribution to be paid, on December 30, 2015, to shareholders of record on December 29, 2015 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A	$ -	$ -	$0.17643
Class C	-	-	0.15423
Class I	-	-	0.18324

As discussed in a supplement to the Prospectus and Statement of Additional Information dated December 18, 2015, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”), a series of the Trust, into RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “RidgeWorth Fund”), a newly created series of RidgeWorth Funds. The Board determined that the reorganization is in the best interests of the shareholders of the Fund. The RidgeWorth Fund is designed to be similar to the Fund from an investment perspective. The Plan is subject to approval by shareholders of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period September 28, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Innovations Global Agri, Timber, Infrastructure Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period September 28, 2012 to November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Capital Innovation Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Tax Information
For the year ended November 30, 2015, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended November 30, 2015, 79.95% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 990-9950.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Capital Innovation Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present) and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Capital Innovations, LLC (the “Sub-Advisor”) with respect to the Capital Innovations Global Agri, Timber, Infrastructure Fund series of the Trust (the “Fund”) for additional one-year terms. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P Global Natural Resources Index, the S&P Global Agribusiness Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its World Energy fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Natural Resources fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings regarding the Investment Advisor as the investment advisor of the Fund and of five other series of the Trust. No representatives of the Investment Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The meeting materials indicated that the Fund’s total return for the one-year period exceeded the S&P Global Natural Resources Index return, the median return of the Performance Peer Group and the median return of the Performance Universe, but was lower than the S&P Global Agribusiness Index return by 4.16%. The Trustees noted that the unique nature of the Fund made selection of an appropriate performance universe, peer group and benchmark index difficult.

The Board noted its familiarity with the Investment Advisor as the investment advisor of the Fund and of five other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board also considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board reviewed information regarding the advisory fees and expenses paid by the Fund. The meeting materials indicated that the investment advisory fees (gross of fee waivers) for the Fund were higher than the medians of the Expense Peer Group and the Expense Universe by 0.30%. The Trustees noted, however, that the Investment Advisor had waived its entire fee for the Fund, in addition to subsidizing certain Fund operating expenses, for the year. The Trustees also noted the Investment Advisor’s assessment that most funds in the Expense Universe are designed to provide investors with exposure to Natural Resources generally, or to single sectors, and may not provide the best basis of comparison for an actively managed portfolio that invests in three sectors. The Trustees noted that the Fund’s advisory fee was lower than that of the one fund included in the Performance Peer Group identified by the Investment Advisor as the most comparable to the Fund. The Board also noted that it could not compare fees charged by the Investment Advisor to the Fund to those of any other accounts because the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund.

In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median and the Expense Universe median by 0.29% and 0.28%, respectively. The Board observed, however, that the asset size of the Fund was significantly smaller than the average asset sizes of funds in the Expense Peer Group and Expense Universe. The Trustees also noted that the Fund’s expense cap was lower than that of the fund identified by the Investment Advisor as the most comparable to the Fund.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, noting that the Investment Advisor had subsidized certain of the Fund’s operating expenses and that the Investment Advisor had not realized any profits from the Fund. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees paid to the Investment Advisor), including benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the Investment Advisor had not realized significant economies of scale with respect to the Fund and any such economies would be considered in the future, as the Fund’s assets grow.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Innovations, LLC

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to the Fund are satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund. In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor supervises and monitors the investment and trading activities of the Sub-Advisor, analyzes the Fund’s investment operations, and provides general administrative services related to the Investment Advisor’s overall supervision of the Fund. The Board also noted that the fees charged by the Sub-Advisor were significantly less than the fees it charges to its institutional separate account clients with similar objectives and policies as those of the Fund.

The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than sub-advisory fees paid to the Sub-Advisor), including research services provided to it by broker-dealers providing execution services to the Fund, the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that the sub-advisory fee included breakpoints.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement with respect to the Fund.

Capital Innovations Global Agri, Timber, Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (Class A and C shares only), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/01/15	Ending Account Value 11/30/15	Expenses Paid During Period 6/01/15-11/30/15*
Class A Shares
Actual Performance	$1,000.00	$838.90	$7.38
Hypothetical (5% annual return before expenses)	1,000.00	1,017.07	8.09
Class C Shares
Actual Performance	1,000.00	835.30	10.81
Hypothetical (5% annual return before expenses)	1,000.00	1,013.27	11.86
Institutional Share Class
Actual Performance	1,000.00	839.50	6.23
Hypothetical (5% annual return before expenses)	1,000.00	1,018.27	6.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of Investment Managers Series Trust

Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100
Pewaukee, Wisconsin 53072

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Capital Innovations Global Agri, Timber, Infrastructure Funds Class A Shares	INNAX	461 418 139
Capital Innovations Global Agri, Timber, Infrastructure Funds Class C Shares	INNCX	461 418 121
Capital Innovations Global Agri, Timber, Infrastructure Funds Institutional Class Shares	INNNX	461 418 113

Privacy Principles of the Capital Innovations Global Agri, Timber, Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 990-9950, on the Fund’s website at www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 990-9950 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 990-9950. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Capital Innovations Global Agri, Timber, Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 990-9950

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-990-9950.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/5/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/5/2016